Exhibit 99.(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Invesco Exchange-Traded Fund Trust of our reports dated June 26, 2023, relating to the financial statements and financial highlights, which appears in each of the Fund’s (as listed in Appendix A) Annual Report on Form N-CSR for the year ended April 30, 2023. We also consent to the references to us under the headings “Fund Service Providers”, “Financial Highlights”, “Statement of Additional Information” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

August 25, 2023

Appendix A

Invesco Exchange-Traded Fund Trust
Invesco Aerospace & Defense ETF
Invesco AI and Next Gen Software ETF (formerly known as Invesco Dynamic Software ETF)
Invesco Biotechnology & Genome ETF (formerly known as Invesco Dynamic Biotechnology & Genome ETF)
Invesco Bloomberg MVP Multi-factor ETF (formerly known as Invesco Dynamic Market ETF)
Invesco Building & Construction ETF (formerly known as Invesco Dynamic Building & Construction ETF)
Invesco BuyBack Achievers™ ETF
Invesco Dividend Achievers™ ETF
Invesco Dorsey Wright Basic Materials Momentum ETF (formerly known as Invesco DWA Basic Materials Momentum ETF)
Invesco Dorsey Wright Consumer Cyclicals Momentum ETF (formerly known as Invesco DWA Consumer Cyclicals Momentum ETF)
Invesco Dorsey Wright Consumer Staples Momentum ETF (formerly known as Invesco DWA Consumer Staples Momentum ETF)
Invesco Dorsey Wright Energy Momentum ETF (formerly known as Invesco DWA Energy Momentum ETF)
Invesco Dorsey Wright Financial Momentum ETF (formerly known as Invesco DWA Financial Momentum ETF)
Invesco Dorsey Wright Healthcare Momentum ETF (formerly known as Invesco DWA Healthcare Momentum ETF)
Invesco Dorsey Wright Industrials Momentum ETF (formerly known as Invesco DWA Industrials Momentum ETF)
Invesco Dorsey Wright Momentum ETF (formerly known as Invesco DWA Momentum ETF)
Invesco Dorsey Wright Technology Momentum ETF (formerly known as Invesco DWA Technology Momentum ETF)
Invesco Dorsey Wright Utilities Momentum ETF (formerly known as Invesco DWA Utilities Momentum ETF)
Invesco Dow Jones Industrial Average Dividend ETF
Invesco Energy Exploration & Production ETF (formerly known as Invesco Dynamic Energy Exploration & Production ETF)
Invesco Financial Preferred ETF
Invesco FTSE RAFI US 1000 ETF
Invesco FTSE RAFI US 1500 Small-Mid ETF
Invesco Food & Beverage ETF (formerly known as Invesco Dynamic Food & Beverage ETF)
Invesco Global Listed Private Equity ETF
Invesco Golden Dragon China ETF
Invesco High Yield Equity Dividend Achievers™ ETF
Invesco International Dividend Achievers™ ETF
Invesco Large Cap Growth ETF (formerly known as Invesco Dynamic Large Cap Growth ETF)
Invesco Large Cap Value ETF (formerly known as Invesco Dynamic Large Cap Value ETF)
Invesco Leisure and Entertainment ETF (formerly known as Invesco Dynamic Leisure and Entertainment ETF)
Invesco MSCI Sustainable Future ETF
Invesco NASDAQ Internet ETF
Invesco Next Gen Connectivity ETF (formerly known as Invesco Dynamic Networking ETF)
Invesco Next Gen Media and Gaming ETF (formerly known as Invesco Dynamic Media ETF)
Invesco Oil & Gas Services ETF (formerly known as Invesco Dynamic Oil & Gas Services ETF)

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Invesco Pharmaceuticals ETF (formerly known as Invesco Dynamic Pharmaceuticals ETF)
Invesco Raymond James SB-1 Equity ETF
Invesco S&P 100 Equal Weight ETF
Invesco S&P 500 BuyWrite ETF
Invesco S&P 500® Equal Weight ETF
Invesco S&P 500® Equal Weight Communication Services ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF
Invesco S&P 500® Equal Weight Energy ETF
Invesco S&P 500® Equal Weight Financials ETF
Invesco S&P 500® Equal Weight Health Care ETF
Invesco S&P 500® Equal Weight Industrials ETF
Invesco S&P 500® Equal Weight Materials ETF
Invesco S&P 500® Equal Weight Real Estate ETF
Invesco S&P 500® Equal Weight Technology ETF
Invesco S&P 500® Equal Weight Utilities ETF
Invesco S&P 500 GARP ETF
Invesco S&P 500® Pure Growth ETF
Invesco S&P 500® Pure Value ETF
Invesco S&P 500® Quality ETF
Invesco S&P 500® Top 50 ETF
Invesco S&P 500 Value with Momentum ETF
Invesco S&P MidCap 400® GARP ETF (formerly known as Invesco S&P MidCap 400® Equal Weight ETF)
Invesco S&P MidCap 400® Pure Growth ETF
Invesco S&P MidCap 400® Pure Value ETF
Invesco S&P MidCap Momentum ETF
Invesco S&P MidCap Quality ETF
Invesco S&P MidCap Value with Momentum ETF
Invesco S&P SmallCap 600® Pure Growth ETF
Invesco S&P SmallCap 600® Pure Value ETF
Invesco S&P SmallCap Momentum ETF
Invesco S&P SmallCap Value with Momentum ETF
Invesco S&P Spin-Off ETF
Invesco Semiconductors ETF (formerly known as Invesco Dynamic Semiconductors ETF)
Invesco Water Resources ETF
Invesco WilderHill Clean Energy ETF
Invesco Zacks Mid-Cap ETF
Invesco Zacks Multi-Asset Income ETF

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